Exhibit 99.1

Report of Independent Accountants on Applying Agreed-Upon Procedures

Noah Hogan
Chief Financial Officer
RAC Asset Holdings, LLC
6775 Lenox Center Ct., Suite 100
Memphis, TN 38115

Dear Mr. Hogan:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by RAC Asset Holdings, LLC, on behalf of itself and RAC Servicer, LLC (together, the “Responsible Party” or “Company”), Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing the agreed-upon procedures described below relating to the accuracy of certain attributes of the collateral assets (the “Collateral Assets”) subject to the potential issuance of asset backed notes by ACC Trust 2019-2 (the “Transaction”). The Company is responsible for the accuracy of the attributes of the Collateral Assets. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 200 leases (the “Sample Leases”). As instructed by the Responsible Party, we selected the sample randomly from the Collateral Assets Listing (as defined below) provided by the Company, which the Responsible Party represents is as of September 30, 2019 and is the proposed collateral pool of assets for the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York, 10017-6204 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures
ACC Trust 2019-2
November 1, 2019

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Responsible Party,
•
The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed; and

•	The final collateral pool that is used for the Transaction.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

Procedures Performed

I.	Data, Information and Documents Provided

The Company provided the following data, information, and documents related to the Sample Leases.

A.
An Excel file containing a preliminary listing of Collateral Assets which the Company instructed PwC to use for the purpose of selecting a random sample (the “Collateral Assets Listing”), provided on October 8, 2019.

B.
An Excel data file containing certain data fields for the Collateral Assets, including the Sample Leases, which the Company represents is from the Company’s lease system as of September 30, 2019 (the “Sample Leases Extract File”), provided on October 15, 2019.

C.
Excel files which contained screenshots from the Company’s lease system with respect to the Sample Leases, which the Company represents were as of the September 30, 2019, provided on October 15, 2019, October 18, 2019 and October 23, 2019 and updated screenshots for Sample Lease 167 provided on October 28, 2019 (the "Lease Files").

D.	An Excel data file containing updated data fields for the Collateral Assets (the “Revised Sample Leases Extract File”), provided on October 25, 2019.

Using the Sample Leases Extract File to perform the procedures described below in Section II, we noted 125 differences, of which, 124 differences related to Credit Score Type (Tier).  The Company reviewed the Sample Leases Extract File and represents that there was an error in creating the file.  The Company provided an updated file, the Revised Sample Leases Extract File. We noted the following differences between the Sample Leases Extract File and the Revised Sample Leases Extract File:

Report of Independent Accountants on Applying Agreed-Upon Procedures
ACC Trust 2019-2
November 1, 2019

•
The “Credit Score Type (Tier)” attribute field for 9,303 Collateral Assets. The Company represents that the errors in this field were due to an error in the reference cell of the calculation formula, which was corrected within the Revised Sample Leases Extract File.

•
The “State” attribute field for 8 Collateral Assets where the corresponding field did not contain a value within the Sample Leases Extract File.  The Company represents that it updated this attribute for these 8 Collateral Assets in its lease system and in the Revised Sample Leases Extract File.

•
The “Car Model” attribute field for 8 Collateral Assets where the Sample Lease Extract File did not contain a valid car model description.  The Company represents that it updated this attribute for the 8 Collateral Assets in its lease system and in the Revised Sample Leases Extract File.

E.	Instructions related to interpretation of the Lease Files and calculation logic for the calculation of certain attributes (the “Instruction File”).

The data, information and documents listed above and provided by the Company are collectively referred to as the "Data, Information, and Documents".

II.	Procedures Performed

Using the Instruction File, we performed the following agreed-upon procedures on the Sample Leases.  For purposes of the procedures below and as accepted by the Specified Parties, the Company instructed us to use the Revised Sample Leases Extract File and, dollar amounts and percentages that differ only as a result of rounding will be deemed to be in agreement. In the event that a Lease File was not clear, data is missing, or there is a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions. We reported exceptions in Exhibit I.

A.
For each Sample Lease, we compared and agreed the items listed below as set forth in the Revised Sample Leases Extract File to the respective information contained in the Lease Files (except as noted below):

1. Car VIN
2. Loan Date
3. Base Payment
4. First Payment Date
5. Original Term
6. Residual
7. Year
8. Car Make
9. Car Model
10. Credit Score
11. State
12. Payment Type
13. Delinquency

B.
For each Sample Lease, we recomputed the following items using the Instruction File and the data in the Lease File, and agreed our results to the items listed below as set forth in the Revised Sample Leases Extract File.

1. Credit Score Type (Tier)
2. Number of payments remaining

Report of Independent Accountants on Applying Agreed-Upon Procedures
ACC Trust 2019-2
November 1, 2019

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the accuracy of certain attributes of the Collateral Assets. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

•	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

•	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, New York
November 1, 2019

Report of Independent Accountants on Applying Agreed-Upon Procedures
ACC Trust 2019-2
November 1, 2019

Exhibit I

Exceptions

Sample Lease	Procedure	Revised Sample Leases Extract File	PwC Value per Lease Files
14	B.1. Credit Score Type (Tier)	B	A
41	B.1. Credit Score Type (Tier)	B	C
54	B.1. Credit Score Type (Tier)	A	B
121	B.1. Credit Score Type (Tier)	B	A